                                                                     EXHIBIT 9.1


                              AENEID CORPORATION

                               VOTING AGREEMENT
                               ----------------


          This Voting Agreement (the "Agreement") is made as of the 20th day of
                                      ---------
April 1998, by and among Daniel Putterman and Robert Ainsbury (the "Founders"),
                                                                    --------
Aeneid Corporation, a California corporation (the "Company") and each holder of shares of Series A Preferred Stock listed on Exhibit A (collectively, the
                                             ---------
"Investors" and individually, the "Investor").
 ---------                         --------

                                   RECITALS
                                   --------

          The Company and the Investors have entered into a Series A Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith
                               ------------------
pursuant to which the Company desires to sell to the Investors and the Investors desire to purchase from the Company shares of the Company's Series A Preferred Stock. A condition to the Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which the Investors and the Founders shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors. The Company, the Investors and the Founders each desire to facilitate the voting arrangements set forth in this Agreement, and the sale and purchase of shares of Series A Preferred Stock pursuant to the Purchase Agreement, by agreeing to the terms and conditions set forth below.

                                   AGREEMENT
                                   ---------

          The parties agree as follows:

          1.  Election of Directors.
              ---------------------

              1.1  Board Representation.
                   --------------------

              (a) At any meeting of the shareholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Founders and the Investors agree to vote or act with respect to their shares so as to elect one (1) member of the Company's Board of Directors designated by Edgewater Private Equity Fund II, L.P. ("Edgewater") so long as Edgewater owns
                                         ---------
at least twenty-five percent (25%) of the number of shares of Preferred Stock (or Common Stock issued upon conversion thereof) set forth on Exhibit A. Such
                                                              ---------
director shall initially be Robert Allison.

              (b) At any meeting of the shareholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Founders and the Investors agree to vote or act with respect to their shares such that a majority of the members of the Board of Directors are not employees of the Company.

          1.2  Appointment of Director.  In the event of the resignation, death,
               -----------------------
removal or disqualification of the director selected by Edgewater, Edgewater shall promptly nominate a new director, and, after written notice of the nomination has been given by Edgewater to the other parties, each Investor and Founder shall vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

          1.3  Removal.  Edgewater may remove its designated director and
               -------
nominate a new director at any time and from time to time, with or without cause (subject to the Bylaws of the Company and any requirements of law), in its sole discretion, and after written notice to each of the parties hereto of the new nominee, each Investor and Founder shall promptly vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

     2.   Additional Representations and Covenants.
          ----------------------------------------

          2.1  Board Observer Rights.  In addition to the rights provided in
               ---------------------
Section 1, Edgewater, Sparkventures Fund, L.P. and KS Teknoinvest V shall each have the right to designate one representative to attend the Company's board meetings as an observer; provided that the Company shall have the right to exclude such representatives from all or any part of a board meeting if in its reasonable judgment such exclusion is necessary to preserve the attorney-client privilege or to protect the Company's trade secrets or similar confidential information. Observers shall receive notice of meetings at the same time and in the same manner as the directors. The rights of Sparkventures Fund, L.P. under this Section 2.1 shall terminate in the event that Sparkventures Fund, L.P. (together with any affiliated funds) owns less than ten percent (10%) of the total outstanding number of shares of the Company's Preferred Stock. The rights of KS Teknoinvest V under this Section 2.1 shall also terminate in the event that KS Teknoinvest V (together with any affiliated funds) owns less than ten percent (10%) of the total outstanding number of shares of the Company's Preferred Stock.

          2.2  Reimbursement of Edgewater Director.  The person designated by
               -----------------------------------
Edgewater under Section 1.1(a) to serve as a director shall be reimbursed by the Company for reasonable expenses (including travel and accommodation expenses) incurred by such director in the course of carrying out his or her duties as a director of the Company. Such reimbursement may be accrued and payment deferred by the Company until the Company has achieved two consecutive quarters of profitability.

          2.3  Quarterly Board Meetings.  The Company shall hold meetings of its
               ------------------------
board of directors at least once each calendar quarter.

          2.5  Compensation Committee.  The Company shall establish a three or
               ----------------------
more member Compensation Committee of the Board of Directors, which committee shall include the director designated by Edgewater under Section 1.1(a). The Compensation Committee shall review at least annually the compensation for the Company's executive officers who receive $100,000 or more in annual cash compensation.

          2.6  Legends.  Each certificate representing shares of the Company's
               -------
capital stock held by Founders or Investors or any assignee of the Founders or Investors shall bear the following legend:

          "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

     3.   Termination.
          -----------

          3.1  Termination Events.  This Agreement shall terminate upon the
               ------------------
earliest of:

               (a) The liquidation, dissolution or indefinite cessation of the business operations of the Company;

               (b) An underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, which results in gross proceeds to the Company of at least $15,000,000 and the public offering price of which is not less than (i) $1.74 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) if such offering is consummated within one year of the date of this Agreement or (ii) $2.61 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) if such offering is consummated after the first anniversary of the date of this Agreement; or

               (c) The (i) sale, conveyance or other disposition of or encumbrance (other than encumbrances pursuant to a commercial loan unanimously approved by the Board of Directors of the Company) of all or substantially all of the Company's property or business or the Company's merger or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) where shareholders of the Company own less than fifty percent (50%) of the voting power of the surviving entity after such merger or consolidation or (ii) any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this Section 3.1(c) shall not apply to a merger effected solely for the purpose of changing the domicile of the Company.

          3.2  Removal of Legend.   At any time after the termination of this
               -----------------
Agreement in accordance with Section 3.1, any holder of a stock certificate legended pursuant to Section 2.6 may surrender such certificate to the Company for removal of the legend, and the Company will duly reissue a new certificate without the legend.

     4.   Miscellaneous.
          -------------

          4.1  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          4.2  Amendments and Waivers.  Any term hereof may be amended or waived
               ----------------------
only with the written consent of the Company, the Founders, and holders of at least a majority of the Series A Preferred Stock held by the Investors. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon the Company, the Investors, and the Founders, and each of their respective successors and assigns.

          4.3  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page or on Exhibit A hereto, or as subsequently modified by written notice.
---------

          4.4  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          4.5  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          4.6  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          4.7  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


                           [Signature Page Follows]

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION
                                      ----------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By: ________________________
    ---------------------------
    Daniel Putterman, President
                                      Name:
                                           -----------------------
                                                   (print)

                                      Title:______________________

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558


                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                    /s/ Marc Butlein
                                      ----------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By: ________________________
    ---------------------------
    Daniel Putterman, President
                                      Name: Marc Butlein
                                           -----------------------
                                                 (print)

                                      Title:______________________

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                    James & Sharon Caroll Charitable
                                        Annuity Trust
                                      --------------------------------
                                      (Investor)

By: /s/ Daniel Putterman                  By: /s/ Ed Quinlan
    ---------------------------               ------------------------
    Daniel Putterman, President
                                      Name: Ed Quinlan
                                           --------------------------
                                                  (print)

                                      Title: Trustee
                                            -------------------------
Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                    Robert J. Carroll Charitable
                                       Annuity Trust
                                      --------------------------------------
                                      (Investor)

By: /s/ Daniel Putterman                  By: /s/ Ed Quinlan
    ---------------------------               ------------------------------
    Daniel Putterman, President
                                      Name: Ed Quinlan
                                           ---------------------------------
                                                  (print)

                                      Title: Trustee
                                            --------------------------------

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                    Edgewater Private Equity Fund II LP
                                      -----------------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By: /s/ [ILLEGIBLE]
    ---------------------------           -------------------------------
    Daniel Putterman, President
                                      Name: [ILLEGIBLE]
                                           ------------------------------
                                                  (print)

                                      Title: Partner
                                            -----------------------------

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:


/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:


AENEID CORPORATION                    Fritas AS
                                      -----------------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By: /s/ Carl Preben Hoegh
    ---------------------------          --------------------------------
    Daniel Putterman, President
                                      Name: Carl Preben Hoegh
                                           ------------------------------
                                                  (print)

                                      Title: Director
                                            -----------------------------

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                     Herbert M. Gardner
                                      -----------------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By:  /s/ Herbert M. Gardner
    ---------------------------           -------------------------------
    Daniel Putterman, President
                                      Name: Herbert M. Gardner
                                            -----------------------------
                                                  (print)

                                      Title:_____________________________

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                    Peter H. Gardner
                                      -----------------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By:  /s/ Peter H. Gardner
    ---------------------------           -------------------------------
    Daniel Putterman, President
                                      Name: Peter H. Gardner
                                           ------------------------------
                                                  (print)

                                      Title:_____________________________

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                     Douglas C. Horner, Jr.
                                      -----------------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By:  /s/ Douglas C. Horner, Jr.
    ---------------------------           -------------------------------
    Daniel Putterman, President
                                      Name:  Douglas C. Horner, Jr.
                                           ------------------------------
                                                  (print)

                                      Title:_____________________________

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                    International Communication Enterprises
                                      ----------------------------------------
                                      (Investor)

By: /s/ Daniel Putterman             By:  /s/ Martin Velasco
    ---------------------------           ------------------------------------
    Daniel Putterman, President
                                      Name:   Martin Velasco
                                           -----------------------------------
                                                  (print)

                                      Title:__________________________________

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                    J&G Charitable Remainder Annuity Trust
                                      ----------------------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By:  /s/ Ed Quinlan
    ---------------------------           ------------------------------------
    Daniel Putterman, President
                                      Name: Ed Quinlan
                                           -----------------------------------
                                                  (print)

                                      Title: Trustee
                                             ---------------------------------
Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                    Philip J. Monego, Sr.
                                      ----------------------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By:  /s/ Philip J. Monego
    ---------------------------           ------------------------------------
    Daniel Putterman, President
                                      Name: P.J. Monego
                                           -----------------------------------
                                                  (print)

                                      Title:
                                            ----------------------------------

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                    James & Pamela Sheppard Charitable
                                       Annuity Trust
                                      -------------------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By: /s/ Ed Quinlan
    ---------------------------           ---------------------------------
    Daniel Putterman, President
                                      Name: Ed Quinlan
                                           --------------------------------
                                                  (print)

                                      Title: Trustee
                                             ------------------------------

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:
                                      BOREL BANK & TRUST CO.
                                      TRUST DEPARTMENT
                                      160 BOVET ROAD
                                      SAN MATEO, CA 94402

AENEID CORPORATION                    Carol Smith IRA
                                      -------------------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By:  /s/ Lawrence Russell
    ---------------------------           ---------------------------------
    Daniel Putterman, President
                                      Name: Lawrence Russell
                                           --------------------------------
                                                  (print)

                                      Title: Senior Vice President and
                                             Trust Officer
                                             --------------------------------

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:


AENEID CORPORATION                    Sparkventures Fund L.P.
                                      -------------------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By:  /s/ Matthew d'Arbeloff
    ---------------------------           ---------------------------------
    Daniel Putterman, President
                                      Name: Matthew d'Arbeloff
                                           --------------------------------
                                                  (print)

                                      Title: Managing Member
                                           --------------------------------

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                    KS Teknoinvest V
                                      -------------------------------------
                                      (Investor)

By: /s/ Daniel Putterman              By:  /s/ Bjorn Bjora
    ---------------------------           ---------------------------------
    Daniel Putterman, President
                                      Name:     Bjorn Bjora
                                           --------------------------------
                                                  (print)

                                      Title: Managing Director
                                            --------------------------------

Address:
282 Second Street, Suite 200
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:

/s/ Daniel Putterman
-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558

/s/ Robert Ainsbury
-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                         Martin Velasco
                                      ----------------------------
                                      (Investor)

By:                                   By: /s/ Martin Velasco
    ---------------------------          -------------------------
    Daniel Putterman, President
                                      Name: Martin Velasco
                                           -----------------------
Address:                                           (print)
282 Second Street, Suite 200          Title:______________________
San Francisco, CA 94105
Fax: (415) 538-8558


FOUNDERS:


-------------------------------
Daniel Putterman

Address: c/o Company address above
Fax Number: (415) 538-8558


-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558


                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above

COMPANY:                              INVESTORS:

AENEID CORPORATION                      K.B. (C.I.) NOMINEES LTD.
                                      ----------------------------
                                      (Investor)

By:                                   By:
    ---------------------------          -------------------------
    Daniel Putterman, President
                                      Name:
                                           -----------------------
Address:                                           (print)
282 Second Street, Suite 200          Title:______________________
San Francisco, CA 94105
Fax: (415) 538-8558                   FOR K B (C.I.) NOMINEES LTD


FOUNDERS:                             /s/ [ILLEGIBLE]          Director
                                      -----------------------

-------------------------------       /s/ [ILLEGIBLE]          Secretary
Daniel Putterman                      -----------------------

Address: c/o Company address above
Fax Number: (415) 538-8558


-------------------------------
Robert Ainsbury

Address: c/o Company address above
Fax Number: (415) 538-8558


                      SIGNATURE PAGE TO VOTING AGREEMENT

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------


             Name and Address.                            Shares
             -----------------
-------------------------------------------          -------------------

Edgewater Private Equity Fund II, L.P.                     333,333
Gordon Management
Attn.; James Gordon
418 6th Ave., Suite 1200
Des Moines, IA 50309

KS Teknoinvest V                                           862,068
Attn.: Mr. Tore Mengshoel
TeknoInvest Management AS
  Postboks 556 Sentrum
0105 Oslo
Norway

Sparkventures Fund, L.P.                                   862,068
20 Dudley Street
Brooklive, MA 02146

Vision, K.B. (C.I.) Nominees Limited as                    574,712
 nominee for Vision Capital L.P.
Attn. Andy Williams
Kleinwort Benson (Jersey) Fund Managers
 Ltd.
P.O. Box 76, Wests Center
St. Helier Jersey JE4 8PQ
Channel Islands

Phillip Monego, Sr.                                         46,329
 NetChannel, Inc.
651 Gateway Blvd., Suite 420
South San Francisco, CA  94080

             Name and Address                                Shares
             ----------------
-------------------------------------------        -------------------------

Initial Traunche
----------------
Carroll, James and Sharon Carroll                           92,875
 Charitable Annuity Trust
c/o Hugh Beecher
100 Larkspur Landing Circle, Suite 206
Larkspur, CA 94939

Carroll, Robert J. Carroll Charitable                                 92,875
 Annuity Trust
c/o Hugh Beecher
100 Larkspur Landing Circle, Suite 206
Larkspur, CA 94939

J & S Charitable Remainder Annuity Trust                              92,875
c/o Hugh Beecher
100 Larkspur Landing Circle, Suite 206
Larkspur, CA 94939

Sheppard, James & Pamela Sheppard
 Charitable Annuity Trust                                             92,649
c/o Hugh Beecher
100 Larkspur Landing Circle, Suite 206
Larkspur, CA 94939

Fritas AS                                                             54,533
Attn. Carl Preben Hoegh
Hoegh Invest A/S
Parkveien 55
P.O. Box 2416 Solli
0201 Oslo
Norway

Gardner, Herbert                                                      27,159
Janney Montgomery Scott, Inc.
26 Broadway, 8th Floor
New York, NY 10004

Gardner, Peter H.                                                     27,159
Media Technology Ventures
One First St., Suite 2
Los Altos, CA 94022
Hoegh Invest AS                                                       54,520
Attn. Carl Preben Hoegh
Hoegh Invest A/S
Parkveien 55
P.O. Box 2416 Solli
0201 Oslo
Norway

Horner, Douglas                                                       55,402
2400 Steiner Street

San Francisco, CA 94115

International Communication Enterprises                              107,428
Attn. Martin Velasco
Le Greny
1279 Bogis
Bossey
Switzerland

Smith, Borel Bank & Trust, custodian for                              80,325
 Carol L. Smith IRA Rollover
160 Bovet Road
San Mateo, CA 94402

Vision, K.B. (C.I.) Nominees Limited as                              275,311
 nominee for Vision Capital L.P.
Attn. Andy Williams
Kleinwort Benson (Jersey) Fund Managers
 Ltd.
P.O. Box 76, Wests Center
St. Helier Jersey JE4 8PQ
Channel Islands

Marc Butlein                                                          46,455
35 Kettle Creek Rd.
Weston, CT 06883

Spark Ventures                                                       233,600
20 Dudley Street
Brooklive, MA 02146

Edgewater Private Equity Fund II, L.P.                                92,029
Gordon Management, Attn. James Gordon
418 6th Avenue, Suite 1200
Des Monies, IA 50309
Fritas AS                                                             46,651
Attn. Carl Preben Hoegh
Hoegh Invest A/S
Parkveien 55
P.O. Box 2416 Solli
0201 Oslo
Norway

Hoegh AS                                                              46,563
Attn. Carl Preben Hoegh

Hoegh Invest A/S
Parkveien 55
P.O. Box 2416 Solli
0201 Oslo
Norway

Herbert Gardner                                                        9,310
Janney Montgomery Scott, Inc.
26 Broadway, 8th Floor
New York, NY 10004

Peter Gardner                                                          9,328
Media Technology Ventures
One First St., Suite 2
Los Altos, CA 94022

Martin Velasco                                                        93,073
Le Greny
1279 Bogis
Bossey
Switzerland

KS TeknoInvest V                                                     234,671
Attn. Mr. Tore Mengshoel
TeknoInvest Management AS
    Postboks 556 Sentrum
0105 Oslo
Norway

Vision, K.B. (C.I.) Nominees Limited as                              236,372
 nominee for Vision Capital L.P.
Attn. Andy Williams
Kleinwort Benson (Jersey) Fund Managers
 Ltd.
P.O. Box 76, Wests Center
St. Helier Jersey JE4 8PQ
Channel Islands